UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-18
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  November 26, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           November 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1          90,580,000.00    58,024,227.63   9,475,945.92      102,428.88     9,578,374.80     0.00      0.00       48,548,281.71
IA2          73,500,000.00    73,500,000.00           0.00      335,037.50       335,037.50     0.00      0.00       73,500,000.00
IA3          28,200,000.00    28,200,000.00           0.00      148,520.00       148,520.00     0.00      0.00       28,200,000.00
IA4          16,000,000.00    16,000,000.00           0.00       88,800.00        88,800.00     0.00      0.00       16,000,000.00
IA5          27,156,420.00    27,156,420.00           0.00      156,602.02       156,602.02     0.00      0.00       27,156,420.00
IIA1        286,145,472.00   266,857,901.57   8,390,108.25    1,667,861.88    10,057,970.13     0.00      0.00      258,467,793.32
IIP          13,741,689.00    13,079,276.17     354,148.33            0.00       354,148.33     0.00      0.00       12,725,127.84
IPP                 100.00           100.00           0.00            0.54             0.54     0.00      0.00              100.00
IIPP                100.00           100.00           0.00        1,803.52         1,803.52     0.00      0.00              100.00
IM1           6,744,275.00     6,744,275.00           0.00       39,341.60        39,341.60     0.00      0.00        6,744,275.00
IM2           3,065,580.00     3,065,580.00           0.00       17,882.55        17,882.55     0.00      0.00        3,065,580.00
IIB1          4,173,691.00     4,153,315.00       3,290.73       25,958.22        29,248.95     0.00      0.00        4,150,024.27
IIB2          2,164,135.00     2,153,569.67       1,706.30       13,459.81        15,166.11     0.00      0.00        2,151,863.37
IIB3          1,082,067.00     1,076,784.34         853.15        6,729.90         7,583.05     0.00      0.00        1,075,931.19
IIB4            618,324.00       615,305.33         487.51        3,845.66         4,333.17     0.00      0.00          614,817.82
AR                  100.00             0.00           0.00            0.00             0.00     0.00      0.00                0.00
IIB5            618,324.00       615,305.33         487.51        3,845.66         4,333.17     0.00      0.00          614,817.82
IIB6            309,162.00       307,652.68         243.76        1,922.83         2,166.59     0.00      0.00          307,408.92
IIB7            309,164.00       307,655.04         243.76        1,922.84         2,166.60     0.00      0.00          307,411.28
TOTALS      554,408,603.00   501,857,467.76  18,227,515.22    2,615,963.41    20,843,478.63     0.00      0.00      483,629,952.54

IAIO         24,500,000.00    24,500,000.00           0.00      153,125.00       153,125.00        0.00      0.00    24,500,000.00
IIX          12,123,573.00    11,357,677.17           0.00       70,985.48        70,985.48        0.00      0.00    10,955,071.88
IX          245,246,375.36   213,916,834.51           0.00      342,846.49       342,846.49        0.00      0.00   204,440,888.59
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1    22540V2R2      640.58542316    104.61410819        1.13081122      105.74491941    535.97131497       IA1       2.050000 %
IA2    22540V2S0    1,000.00000000      0.00000000        4.55833333        4.55833333  1,000.00000000       IA2       5.470000 %
IA3    22540V2T8    1,000.00000000      0.00000000        5.26666667        5.26666667  1,000.00000000       IA3       6.320000 %
IA4    22540V2U5    1,000.00000000      0.00000000        5.55000000        5.55000000  1,000.00000000       IA4       6.660000 %
IA5    22540V2V3    1,000.00000000      0.00000000        5.76666659        5.76666659  1,000.00000000       IA5       6.920000 %
IIA1   22540V2X9      932.59522754     29.32112883        5.82872016       35.14984899    903.27409871       IIA1      7.500000 %
IIP    22540V2Z4      951.79538483     25.77181961        0.00000000       25.77181961    926.02356523       IIP       0.000000 %
IPP    22540V3A8    1,000.00000000      0.00000000        5.40000000        5.40000000  1,000.00000000       IPP       6.500000 %
IIPP   22540V3B6    1,000.00000000      0.00000000   18,035.20000000   18,035.20000000  1,000.00000000       IIPP      7.500000 %
IM1    22540V3C4    1,000.00000000      0.00000000        5.83333272        5.83333272  1,000.00000000       IM1       7.000000 %
IM2    22540V3D2    1,000.00000000      0.00000000        5.83333333        5.83333333  1,000.00000000       IM2       7.000000 %
IIB1   22540V3F7      995.11799029      0.78844601        6.21948774        7.00793374    994.32954428       IIB1      7.500000 %
IIB2   22540V3G5      995.11798940      0.78844434        6.21948723        7.00793158    994.32954506       IIB2      7.500000 %
IIB3   22540V3H3      995.11799177      0.78844471        6.21948548        7.00793019    994.32954706       IIB3      7.500000 %
IIB4   22540V3K6      995.11798022      0.78843778        6.21949011        7.00792788    994.32954244       IIB4      7.500000 %
AR     22540V3J9        0.00000000      0.00000000        0.00000000        0.00000000      0.00000000       AR        7.500000 %
IIB5   22540V3L4      995.11798022      0.78843778        6.21949011        7.00792788    994.32954244       IIB5      7.500000 %
IIB6   22540V3M2      995.11802874      0.78845395        6.21949011        7.00794406    994.32957479       IIB6      7.500000 %
IIB7   22540V3EO      995.11922475      0.78844885        6.21948222        7.00793107    994.33077590       IIB7      7.500000 %
TOTALS                905.21226591     32.87740328        4.71847550       37.59587877    872.33486263

IAIO   22540V2W1    1,000.00000000      0.00000000        6.25000000        6.25000000  1,000.00000000       IAIO      7.500000 %
IIX    22540V2Y7      936.82589860      0.00000000        5.85516168        5.85516168    903.61743027       IIX       7.500000 %
IX                    872.25278741      0.00000000        1.39796761        1.39796761    833.61431250       IX        0.000000 %
-------------------------------------------------------------------------------------------------------- -----------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4494
                              Fax: (212) 623-5930
                         Email: mark.volosov@chase.com



                                      -6-

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           November 25, 2002
                                       ----------------------------------------------------------

Section 4.04(a)(i)           Scheduled Principal Payments (Total)                                   416,953.89
                                                   Group 1                                          184,297.18
                                                   Group 2                                          232,656.71

                             Principal Prepayments (Total)                                       17,810,561.34
                                                   Group 1                                        9,291,648.74
                                                   Group 2                                        8,518,912.60

                             Repurchase Principal (Total)                                                 0.00
                                                   Group 1                                                0.00
                                                   Group 2                                                0.00

                             Substitution Amounts (Total)                                                 0.00
                                                   Group 1                                                0.00
                                                   Group 2                                                0.00

                             Net Liquidation Proceeds (Total)                                             0.00
                                                   Group 1                                                0.00
                                                   Group 2                                                0.00

                             Insurance Proceeds (Total)                                                   0.00
                                                   Group 1                                                0.00
                                                   Group 2                                                0.00

                             Other Principal (Total)                                                      0.00
                                                   Group 1                                                0.00
                                                   Group 2                                                0.00

Prepayment Penalties         Number of Loans with respect to which Prepayment Penalties were Collected (Total)            1.00
                             Group 1                                                                                      0.00
                             Group 2                                                                                      1.00

                             Balance of Loans with respect to which Prepayment Penalties were Collected (Total)     180,006.38
                             Group 1                                                                                      0.00
                             Group 2                                                                                180,006.38

                             Amount of Prepayment Penalties Collected (Total)                                         1,802.89
                             Group 1                                                                                      0.00
                             Group 2                                                                                  1,802.89

Section 4.04(a)(v)           Beginning Number of Loans Outstanding (Total)                                               2,661
                                                   Group 1                                                                 530
                                                   Group 2                                                               2,131

                             Beginning Aggregate Loan Balances (Total)                                          503,083,700.32
                                                   Group 1                                                      213,916,834.51
                                                   Group 2                                                      289,166,865.81

                             Ending Number of Loans Outstanding (Total)                                                  2,583
                                                   Group 1                                                                 506
                                                   Group 2                                                               2,077

                             Ending Aggregate Loan Balances (Total)                                             484,856,185.09
                                                   Group 1                                                      204,440,888.59
                                                   Group 2                                                      280,415,296.50

Section 4.04(a)(vi)          Servicing Fees (Total, including TGIC and PMI Fees)                                    266,978.15
                                                   Group 1                                                           72,147.33
                                                   Group 2                                                          194,830.82
                             Trust Administrator Fees                                                                 1,752.25
                                                   Group 1                                                              673.23
                                                   Group 2                                                            1,079.02

Section 4.04(a)(viii)        Current Advances (Total)                                                                      N/A
                                                   Group 1                                                                 N/A
                                                   Group 2                                                                 N/A

                             Outstanding Advances (Total)                                                                  N/A
                                                   Group 1                                                                 N/A
                                                   Group 2                                                                 N/A


Section 4.04(ix)             Delinquent Mortgage Loans

                                    Group 1
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                         5             3,016,213.11                  1.48 %
                                   2 Month                         4             1,835,712.80                  0.90 %
                                   3 Month                         5             1,997,336.92                  0.98 %
                                   Total                          14             6,849,262.83                  3.36 %

                                    Group 2
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        32             4,078,029.59                  1.45 %
                                   2 Month                         9             1,146,076.88                  0.41 %
                                   3 Month                        15             1,524,845.92                  0.54 %
                                    Total                         56             6,748,952.39                  2.40 %

                                    Group Totals
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        37             7,094,242.70                  1.46 %
                                   2 Month                        13             2,981,789.68                  0.61 %
                                   3 Month                        20             3,522,182.84                  0.73 %
                                    Total                         70            13,598,215.22                  2.80 %

                             * Delinquent Bankruptcies are included in the table above.

                             Bankrupcies
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00        0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00        0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00        0.00%

                             * Only Current Bankruptcies are reflected in the table above.

                             Foreclosures
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              3            1,212,358.50                  0.59 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                             11              899,616.71                  0.32 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                             14            2,111,975.21                  0.44 %

Section 4.04(a)(xi)          REO Properties
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              1              592,847.29                  0.29 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              1              592,847.29                  0.12 %

Section 4.04(a)(xii)         Current Realized Losses                                                0.00
                                                   Group 1                                          0.00
                                                   Group 2                                          0.00

                             Cumulative Realized Losses                                             0.00
                                                   Group 1                                          0.00
                                                   Group 2                                          0.00

Section 4.04(a)(xiii)        Weighted Average Term to Maturity (Deal)                                332
                                                   Group I                                           334
                                                   Group II                                          331

                             Number of Claims submitted under the TGIC PMI policy                    N/A
                             Total Amount of Claims Submitted under the TGIC PMI policy              N/A
                             Number of Claims Paid under the TGIC PMI policy                         N/A
                             Total Amount of Claims Paid under the TGIC PMI policy                   N/A

Group I Trigger Event        Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5% ?)     NO
                             Rolling 3 Month Delinquency Rate                                            2.33279 %

Group 1 O/C Reporting        Targeted Overcollateralization Amount                                    1,226,231.88
                             Ending Overcollateralization Amount                                      1,226,231.88
                             Ending Overcollateralization Deficiency                                          0.00
                             Group 2 Excess Interest Amount                                               6,620.71
                             Overcollateralization Release Amount                                             0.00
                             Monthly Excess Interest                                                    345,012.23
                             Payment to Class I-X                                                       342,846.49

Basis Risk Shortfall Paid    Class I-A-1                                                                      0.00
                             Class I-A-2                                                                      0.00
                             Class I-A-3                                                                      0.00
                             Class I-A-4                                                                      0.00
                             Class I-A-5                                                                  1,110.57
                             Class I-M-1                                                                    725.43
                             Class I-M-2                                                                    329.74





                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.